UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15 (d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2015

Recro Pharma, Inc.

(Exact name of registrant as specified in its charter)

Pennsylvania	001-36329	26-1523233
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

490 Lapp Road, Malvern, Pennsylvania	19355
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (484) 395-2470

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On April 16, 2015, Recro Pharma, Inc. (the “Company”) filed a Current Report on Form 8-K (as amended by the Form 8-K/A filed June 2, 2015 and the Form 8-K/A filed on June 26, 2015, the “Original Form 8-K,” and, collectively with this third amendment, the “Form 8-K”) reporting that on April 10, 2015 the Company completed its acquisition from Alkermes plc, a public limited company incorporated in Ireland (“Alkermes”), of worldwide rights to meloxicam IV/IM and a contract manufacturing facility and formulation business (“DARA”), through the acquisition of certain subsidiaries of Alkermes. This Form 8-K/A amends the Original Form 8-K to include (a) the historical unaudited financial statements of DARA as of March 31, 2015 and for the three months ended March 31, 2015 and 2014 and (b) the unaudited pro forma condensed combined financial statements of the Company and DARA for and as of the quarter ended March 31, 2015.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

The historical unaudited financial statements of DARA as of March 31, 2015 and for the three months ended March 31, 2015 and 2014 are filed herewith as Exhibit 99.1.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed combined financial statements of the Company and DARA for and as of the quarter ended March 31, 2015 are filed herewith as Exhibit 99.2.

(d)	Exhibits

Exhibit No.	Document

99.1	Historical unaudited financial statements of DARA as of March 31, 2015 and for the three months ended March 31, 2015 and 2014.

99.2	Unaudited pro forma condensed combined financial statements of the Company and DARA for and as of the quarter ended March 31, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 21, 2015

Recro Pharma, Inc.

By:	/s/ Gerri A. Henwood
	Name:	Gerri A. Henwood
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Document

99.1	Historical unaudited financial statements of DARA as of March 31, 2015 and for the three months ended March 31, 2015 and 2014.

99.2	Unaudited pro forma condensed combined financial statements of the Company and DARA for and as of the quarter ended March 31, 2015.